[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                                                                    EXHIBIT 99.1

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[189,898,920] (APPROXIMATE)
                          PUBLICLY OFFERED CERTIFICATES
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2004-AA1

                                  [SURF LOGO]

                            LITTON LOAN SERVICING, LP
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                [OCTOBER 4, 2004]

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                         (212) 449-0752
Paul Park                           (212) 449-6380
Tom Saywell                         (212) 449-2122
Fred Hubert                         (212) 449-5071
Alan Chan                           (212) 449-8140
Alice Chu                           (212) 449-1701
Sonia Lee                           (212) 449-5067
Calvin Look                         (212) 449-5029

TRADING
Scott Soltas                        (212) 449-3659
Dan Lonski                          (212) 449-3659
Charles Sorrentino                  (212) 449-3659
Edgar Seah                          (212) 449-3659

RESEARCH
Glenn Costello                      (212) 449-4457

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

DEAL STRUCTURE SUMMARY:

                                  SURF 2004-AA1

            $[189,898,920] (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES
                      FIXED RATE RESIDENTIAL MORTGAGE LOANS

         PRINCIPAL OR NOTIONAL     WAL (YRS)           PYMT WINDOW                 CERTIFICATE                         EXPECTED RTGS
CLASS         BALANCE (1)         (CALL/MAT)(2)   (MONTHS) (CALL/MAT)(2)          INTEREST RATES      TRANCHE TYPE       S&P/FITCH
-----    ---------------------    -------------   ----------------------        ------------------   --------------    -------------
I-A-1      $      30,449,000        3.22/3.30           1-113/1-174                   Fixed            Senior PT         AAA/AAA
II-A-1     $      15,106,000       8.42/10.35          61-113/61-356                  Fixed            Senior NAS        AAA/AAA
II-A-2     $     130,952,000        2.90/2.90           1-113/1-120                   Fixed            Senior Seq        AAA/AAA
II-A-3     $       5,000,000       9.41/13.76         113-113/120-356                 Fixed            Senior Seq        AAA/AAA
I-PO       $         778,475        3.33/3.43           1-113/1-170             Principal Only (4)   Ratio Strip PO      AAA/AAA
II-PO      $       1,069,445        3.87/4.27           1-113/1-355             Principal Only (4)   Ratio Strip PO      AAA/AAA
I-IO       $      21,370,763(5)       NA/NA                NA/NA                 Interest Only (3)     Senior IO         AAA/AAA
II-IO      $     137,366,283(5)       NA/NA                NA/NA                 Interest Only (3)     Senior IO         AAA/AAA
A-R        $             100                      Information Not Provided Hereby                      Residual          AAA/AAA
B-1        $       3,561,000        7.85/9.50           1-113/1-356                Variable (6)       Subordinate         AA/AA
B-2        $       1,828,000        7.85/9.50           1-113/1-356                Variable (6)       Subordinate          A/A
B-3        $       1,155,000        7.85/9.50           1-113/1-356                Variable (6)       Subordinate        BBB/BBB
B-4        $       1,636,000                      Information Not Provided Hereby                     Subordinate         BB/NR
B-5        $         577,000                      Information Not Provided Hereby                     Subordinate          B/NR
B-6        $         387,980                      Information Not Provided Hereby                     Subordinate         NR/NR
           -----------------
TOTAL      $     192,500,000
           =================

(1) Distributions on the Class I-A-1, Class I-PO and Class I-IO Certificates will be primarily derived from fixed rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class II-A-1, Class II-A-2, Class II-A-3, Class II-PO and Class II-IO Certificates will be primarily derived from fixed rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class I-A-1, Class II-A-1, Class II-A-2, Class II-A-3, Class I-PO, Class II-PO, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Clean-Up Call Date at pricing speed of 100% PPC. The WAL and Payment Windows to Maturity for the Class I-A-1, Class II-A-1, Class II-A-2, Class II-A-3, Class I-PO, Class II-PO, Class B-1, Class B-2 and Class B-3 Certificates are shown at pricing speed of 100% PPC (as described herein).

(3) Balances shown with respect to the Class I-IO and Class II-IO Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal. Interest will accrue on the Class I-IO and Class II-IO Certificates as described in the Prospectus Supplement.

(4) The Class I-PO and Class II-PO Certificates are principal only certificates. Such classes are will not be entitled to distribution of interest. Principal will be distributed on the Class I-PO and Class II-PO Certificates as described in the Prospectus Supplement.

(5) The notional balance of the Class I-IO and Class II-IO Certificates will be equal to the aggregate principal balance of the Non-Discount Group I Mortgage Loans and the Non-Discount Group II Mortgage Loans at the beginning of the related Due Period respectively.

(6) The Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the weighted average of [5.00]% for the Group I Mortgage Loans and [5.50]% for the Group II Mortgage Loans, weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group (other than the portion attributable to the Class I-PO and Class II-PO Certificates) the aggregate principal balance of the related Senior Certificates (other than the Class I-PO and Class II-PO Certificates).

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

DEPOSITOR:                     Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:                  Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

TRUSTEE:                       J.P. Morgan Chase Bank

RATING AGENCIES:               S&P and Fitch will rate the publicly offered
                               certificates and S&P will rate the privately offered certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:                  October 1, 2004.

PRICING DATE:                  On or about October [6], 2004.

CLOSING DATE:                  On or about October [27], 2004.

DISTRIBUTION DATES:            The 25th day of each month (or if not a business
                               day, the next succeeding business day),
                               commencing in November 2004.

CERTIFICATES:                  The Class I-A-1, Class II-A-1, Class II-A-2,
                               Class II-A-3 and Class A-R Certificates
                               (collectively, the "Class A Certificates"), the
                               Class I-PO and Class II-PO Certificates
                               (collectively, the "PO Certificates"), the Class
                               I-IO and Class II-IO Certificates (collectively, the "IO Certificates") and the Class B-1, Class
                               B-2, Class B-3, Class B-4, Class B-5 and Class
                               B-6 Certificates (collectively, the Class B
                               Certificates"). The Class I-A-1, Class A-R, Class
                               I-PO and Class I-IO Certificates are collectively known as the "Group I Certificates." The Class
                               II-A-1, Class II-A-2, Class II-A-3, Class II-PO and Class II-IO Certificates are collectively known as the "Group II Certificates." The Group I and the Group II Certificates are collectively known as the "Senior Certificates." Only the Senior Certificates other then the Class A-R
                               Certificates and the Class B-1, Class B-2 and
                               Class B-3 Certificates are being offered publicly.

REGISTRATION:                  The Offered Certificates will be made available
                               in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:         It is anticipated that, for federal income tax
                               purposes, the Offered Certificates will represent ownership of REMIC regular interests.

ERISA ELIGIBILITY:             The Offered Certificates (other then the Class
                               A-R Certificates) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:               The Senior Certificates (other than the Class
                               A-R Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA as long as they are rated in one of the two highest rating categories by at last one nationally recognized statistical rating organization.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

CLEAN-UP CALL:             The terms of the transaction allow for an optional
                           termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING SPEED:             The Offered Certificates will be priced to a
                           prepayment speed of 100% PPC. A 100% prepayment assumption (the "PPC") assumes a Constant Prepayment
                           Rate ("CPR") of 6.0% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 1.27272727272727% (precisely
                           14%/11) per annum in the second through eleventh months. Beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a 100% Prepayment Assumption assumes a CPR of 20.0% per annum each month.

MORTGAGE LOANS:            The mortgage pool will consist of 2 groups of fixed
                           rate, first lien, prime mortgage loans ("Mortgage
                           Loans") originated under the SURF program and will be serviced by Litton Loan Servicing, LP. The information described herein is based on a pool of Mortgage Loans having an aggregate principal balance of approximately $193,739,067 as of the Cut-off Date.

GROUP I MORTGAGE LOANS:    The Group I Mortgage Loans have an aggregate
                           principal balance of approximately $32,996,385 as of the Cut-off Date, which equals approximately 17.03% of the Mortgage Loans. The Group I Mortgage Loans have original terms to maturity of 10 years or 15 years representing approximately 3.81% and 96.19% of the Group I Mortgage Loans, respectively.

GROUP II MORTGAGE LOANS:   The Group II Mortgage Loans have an aggregate
                           principal balance of approximately $160,742,682 as of the Cut-off Date, which equals approximately 82.97% of the Mortgage Loans. The Group II Mortgage Loans have original terms to maturity of 20 years or 30 years representing approximately 1.78% and 98.22% of the Group I Mortgage Loans, respectively.

ACCRUED INTEREST:          The Offered Certificates will settle with accrued
                           interest.

ACCRUAL PERIOD:            The interest accrual period (the "Accrual Period")
                           with respect to the Offered Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:                The Offered Certificates will have 24 delay days.

CREDIT ENHANCEMENT:        On the date of issuance of the certificates, the
                           characteristics listed below are expected to be as follows:

                                         BENEFICIAL INTEREST     INITIAL CREDIT
    CERTIFICATES          S&P//FITCH      IN TRUST FUND*       ENHANCEMENT LEVEL*
    ------------          ----------     -------------------   ------------------
SENIOR CERTIFICATES        AAA/AAA            95.25%                4.75%
CLASS B-1                   AA/AA              1.85%                2.90%
CLASS B-2                    A/A               0.95%                1.95%
CLASS B-3                   BBB/BBB            0.60%                1.35%
CLASS B-4                   BB/NR              0.85%                0.50%
CLASS B-5                    B/NR              0.30%                0.20%
CLASS B-6                   NR/NR              0.20%                0.00%

*Preliminary and subject to revision.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1
ALLOCATION OF
REALIZED LOSSES:           Any realized losses, on the Mortgage Loans will be
                           allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective class principal balance has been reduced to zero;
                           thereafter, to the related Class A Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES' PRIORITY OF DISTRIBUTIONS:
SENIOR CERTIFICATES PAYMENT PRIORITIES:
INTEREST:

      Accrued and unpaid interest on each interest-bearing Class A and IO Certificates, pro rata, based on their respective interest distribution amounts.

PRINCIPAL:

      GROUP I PRINCIPAL PAYMENT PRIORITIES: FOR THE GROUP I MORTGAGE LOANS, ON ANY DISTRIBUTION DATE, CONCURRENTLY:

      1) The related Group Senior Principal Distribution Amount will be paid sequentially to the Class A-R and the Class I-A-1 Certificate, in that order, until the certificate principal balance of each such class is reduced to zero.

      2) The related Group PO Principal Distribution Amount will be allocated to the Class I-PO Certificates until the certificate principal balance for such class is reduced to zero.

      GROUP II PRINCIPAL PAYMENT PRIORITIES: FOR THE GROUP II MORTGAGE LOANS, ON ANY DISTRIBUTION DATE, CONCURRENTLY:

      1) The related Group Senior Principal Distribution Amount will be paid as follows:

            A. The Class II-A-1 Certificates, the Priority Amount, until the certificate principal balance is reduced to zero.

            B. Sequentially to the Class II-A-2 and Class II-A-3 Certificates in that order, until the certificate principal balance of each such class is reduced to zero.

            C. The Class II-A-1 Certificates, without regard to the Priority Amount, until its certificate principal balance is reduced to zero.

      2) The related Group PO Principal Distribution Amount will be allocated to the Class II-PO Certificates until the certificate principal balance of such class is reduced to zero.

SUBORDINATE CERTIFICATES PAYMENT PRIORITIES:

      1) Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of Group Subordinated Principal Distribution Amount allocable to such subordinate classes.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the Group Senior Percentage exceeds the initial Group Senior Percentage, the related class or classes of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any Shift Percentages.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

RELATED DEFINITIONS:

GROUP SENIOR PRINCIPAL
DISTRIBUTION AMOUNT:       For each mortgage loan group, on any distribution
                           date, the sum of (1) the product of (a) the related
                           Group Senior Percentage and (b) the related Non-PO portion of scheduled principal collections and (2) the product of (a) the related Group Senior
                           Prepayment Percentage and (b) the related Non-PO portion of unscheduled principal collections.

GROUP SUBORDINATED
PRINCIPAL DISTRIBUTION
AMOUNT: For each mortgage loan group, on any distribution date, the sum of (1) the product of (a) the related Group Subordinate Percentage and (b) the related Non-PO portion of scheduled principal collections and
                           (2) the product of (a) the related Group Subordinated Prepayment Percentage and (b) the related Non-PO portion of unscheduled principal collections.

GROUP SENIOR PERCENTAGE:   For each mortgage loan group, on any distribution
                           date, the percentage equivalent of a fraction, the numerator of which is the sum of the certificate principal balance of each class of Senior
                           Certificates (other than the related PO Certificates) and the denominator of which is the related Non-PO balance of the mortgage loan group for the immediately preceding distribution date.

GROUP SUBORDINATED
PERCENTAGE:                For each mortgage loan group on any distribution
                           date, one minus the related Group Senior Percentage on such distribution date.

PO PERCENTAGE:             For each discount mortgage loan, on any distribution
                           date, the percentage equivalent of a fraction, the numerator of which is [5.00%] and [5.50%] for Group I and Group II respectively, minus the net mortgage rate for the discount mortgage loans from the related mortgage loan group and the denominator of which is [5.00%] and [5.50%] for Group I and Group II respectively.

GROUP PO PRINCIPAL
DISTRIBUTION AMOUNT:       For each mortgage loan group, on any distribution
                           date and for each Mortgage Loan, the sum of (1) the related PO Percentage of scheduled principal collections and (2) the related PO Percentage of unscheduled principal collections.

GROUP SENIOR PREPAYMENT
PERCENTAGE:                For each mortgage loan group, on any distribution
                           date, the sum of (1) the related Group Senior
                           Percentage and (2) the product of (a) One minus the Shift Percentage for such distribution date multiplied by (b) the related Group Subordinated
                           Percentage for such distribution date.

GROUP SUBORDINATED
PREPAYMENT PERCENTAGE:     For each mortgage loan group, on any distribution
                           date, one minus the related Group Senior Prepayment
                           Percentage for such mortgage loan group.

PRIORITY AMOUNT:           For any distribution date will equal the sum of (i)
                           the product of (A) the related Non-PO portion of the Group II scheduled principal distribution amount, (B) the related Group Senior Percentage for the Group II
                           Certificates and (C) the Priority

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                           Percentage and (ii) the product of (A) the related Non-PO portion of the Group II unscheduled principal distribution amount, (B) the Shift Percentage, (C) the related Group Senior Prepayment Percentage for the Group II Certificates and (D) the Priority Percentage.

PRIORITY PERCENTAGE:       For any distribution date prior to November 2009 will
                           equal zero and for any distribution date thereafter will equal, (I) the outstanding principal balance of the Class II-A-1 Certificates immediately prior to such distribution date divided by (II) the aggregate certificate principal balance of the Group II Senior
                           Certificates (other than the related PO Certificates) immediately prior to such distribution date, but in no event will the Priority Percentage exceed 100%.

SHIFT PERCENTAGE:

       Distribution Date                               Shift %
       -----------------                               -------
November 2004 - October 2009                     [0% Pro Rata Share]
November 2009 - October 2010                    [30% Pro Rata Share]
November 2010 - October 2011                    [40% Pro Rata Share]
November 2011 - October 2012                    [60% Pro Rata Share]
November 2012 - October 2013                    [80% Pro Rata Share]
November 2013 and after                        [100% Pro Rata Share]

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                                                                           ORIGINAL
                                                                       ORIGINAL       REMAINING     ORIGINAL   REMAINING   MONTHS TO
                                       NET     ORIGINAL  REMAINING   AMORTIZATION   AMORTIZATION       IO         IO      PREPAYMENT
           CURRENT       MORTGAGE   MORTGAGE     TERM      TERM          TERM           TERM          TERM       TERM      PENALTY
GROUP     BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)   (MONTHS)   EXPIRATION
-----   --------------   -------    -------    --------  ---------   ------------   ------------    --------   ---------  ----------
1        11,414,592.63    4.909      4.659       176       170            176           170            0          0           0
1        20,553,871.28    5.713      5.463       179       174            179           174            0          0           0
1           229,388.30    5.904      5.654       180       174            180           174            0          0          36
1           587,503.32    6.321      6.071       180       173            180           173            0          0          60
2        16,467,078.29    5.496      5.246       354       348            354           348            0          0           0
2           908,911.26    5.425      5.175       360       355            360           355            0          0          36
2         2,069,786.86    5.443      5.193       360       355            360           355            0          0          60
2         1,128,366.19    5.393      5.143       360       355            240           240          120        115           0
2           253,049.81    5.375      5.125       360       355            240           240          120        115          36
2         1,521,169.56    5.572      5.322       360       355            240           240          120        115          60
2       102,947,076.85    6.214      5.964       358       352            358           352            0          0           0
2         2,369,406.72    7.673      7.423       360       355            360           355            0          0          12
2           158,593.05    7.125      6.875       360       356            360           356            0          0          24
2         9,575,863.14    6.438      6.188       360       355            360           355            0          0          36
2        10,406,453.81    6.679      6.429       358       352            358           352            0          0          60
2         8,601,807.88    6.412      6.162       360       355            240           240          120        115           0
2           149,040.67    6.000      5.750       360       356            240           240          120        116          36
2         3,158,040.38    6.156      5.906       360       354            240           240          120        114          60

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                              TOTAL MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                       $193,739,067
Aggregate Original Principal Balance                          $195,342,399
Number of Mortgage Loans                                               921

                                          MINIMUM       MAXIMUM     AVERAGE (1)
                                          -------      ----------   -----------
Original Principal Balance                $35,000      $1,000,000    $212,098
Outstanding Principal Balance             $34,853      $  994,502    $210,357

                                          MINIMUM      MAXIMUM      WEIGHTED AVERAGE (2)
                                          --------     --------     --------------------
Original Term (mos)                            120          360              327
Stated remaining Term (mos)                    108          357              322
Loan Age (mos)                                   3           18                5
Current Interest Rate                        4.500%       8.625%           6.061%
Original Loan-to-Value                       11.63%      100.00%           69.64%
Credit Score (3)                               585          820              715

                                          EARLIEST       LATEST
                                          --------     --------
Maturity Date                             10/01/13     07/01/34

                                   PERCENT OF
  LIEN POSITION                   MORTGAGE POOL
  -------------                   -------------
1st Lien                             100.00%
OCCUPANCY

Primary                               80.63%
Second Home                            1.83
Investment                            17.54

LOAN TYPE

Fixed Rate                           100.00%

AMORTIZATION TYPE
Fully Amortizing                      92.31%
Interest-Only                          7.69

                                    PERCENT OF
  YEAR OF ORIGINATION             MORTGAGE POOL
  -------------------             -------------
2003                                  2.37%
2004                                 97.63

LOAN PURPOSE
Purchase                             31.85%
Refinance - Rate Term                24.90
Refinance - Cashout                  43.25

PROPERTY TYPE
Single Family                        68.58%
Rowhouse                              0.03
Townhouse                             0.24
Condominium                           5.26
Two- to Four-Family                  10.08
Planned Unit Development             15.81

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                              TOTAL MORTGAGE LOANS

MORTGAGE RATES

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                   NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
RANGE OF MORTGAGE RATES          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------
5.000% or less                         45        $  9,532,571      4.92%    4.853%     725     $   211,835   58.50%     0.00%
5.001% to 5.500%                      119          25,584,034     13.21     5.389      724         214,992   64.29      8.96
5.501% to 6.000%                      325          79,629,904     41.10     5.832      717         245,015   66.48      9.84
6.001% to 6.500%                      222          45,764,075     23.62     6.321      715         206,144   70.83     12.50
6.501% to 7.000%                      117          20,683,757     10.68     6.805      703         176,784   78.64     18.21
7.001% to 7.500%                       52           7,142,854      3.69     7.338      693         137,363   90.92     13.07
7.501% to 8.000%                       25           3,216,957      1.66     7.833      700         128,678   88.06      5.87
8.001% to 8.500%                       14           1,897,084      0.98     8.248      651         135,506   88.67      0.00
8.501% to 9.000%                        2             287,831      0.15     8.625      661         143,916   88.55     23.67
                                      ---        ------------    ------     -----      ---     -----------   -----     -----
TOTAL:                                921        $193,739,067    100.00%    6.061%     715     $   210,357   69.64%    10.74%
                                      ---        ------------    ------     -----      ---     -----------   -----     -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 8.625% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.061% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF REMAINING                 NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
  TERMS (MONTHS)                 MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      DOC
------------------               --------------  ------------  ----------  --------  --------  -----------  --------  -------
97 to 108                               1        $     78,326      0.04%    6.375%     686     $    78,326   67.20%     0.00%
109 to 120                             10           1,177,459      0.61     5.143      724         117,746   50.22      0.00
169 to 180                            172          31,740,600     16.38     5.454      713         184,538   63.74      1.27
229 to 240                             17           2,868,858      1.48     5.855      721         168,756   65.11      0.00
337 to 348                              5           1,040,592      0.54     6.949      708         208,118   88.18      0.00
349 to 360                            716         156,833,232     80.95     6.189      715         219,041   70.94     13.01
                                      ---        ------------    ------     -----      ---     -----------   -----     -----
TOTAL:                                921        $193,739,067    100.00%    6.061%     715     $   210,357   69.64%    10.74%
                                      ---        ------------    ------     -----      ---     -----------   -----     -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 108 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 322 months.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE         NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
 LOAN PRINCIPAL BALANCES         MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      DOC
--------------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------
$ 50,000 or less                       19        $    845,158      0.44%    6.325%     744     $    44,482   58.46%    11.40%
$ 50,001 to $  100,000                128           9,957,628      5.14     6.479      720          77,794   71.69     13.17
$100,001 to $  150,000                188          23,673,342     12.22     6.208      715         125,922   73.08     11.49
$150,001 to $  200,000                190          33,216,441     17.14     6.152      715         174,823   69.17      8.13
$200,001 to $  250,000                128          28,844,148     14.89     6.055      713         225,345   70.86     11.94
$250,001 to $  300,000                102          27,383,639     14.13     6.091      708         268,467   73.55      7.70
$300,001 to $  350,000                 62          20,147,564     10.40     5.900      711         324,961   68.76      8.16
$350,001 to $  400,000                 30          11,314,440      5.84     5.976      715         377,148   67.39     12.96
$400,001 to $  450,000                 22           9,318,800      4.81     5.881      706         423,582   68.91     22.41
$450,001 to $  500,000                 21           9,933,541      5.13     5.911      718         473,026   66.23     14.45
$500,001 to $  550,000                  7           3,652,607      1.89     5.859      722         521,801   62.37      0.00
$550,001 to $  600,000                  9           5,145,533      2.66     5.943      721         571,726   65.45     10.82
$600,001 to $  650,000                 10           6,328,065      3.27     5.628      737         632,807   61.92     19.37
$650,001 to $  700,000                  1             685,343      0.35     6.250      656         685,343   57.50      0.00
$750,001 to $  800,000                  3           2,298,314      1.19     5.793      736         766,105   51.85      0.00
$950,001 to $1,000,000                  1             994,502      0.51     6.500      775         994,502   80.00      0.00
                                      ---        ------------    ------     -----      ---     -----------   -----     -----
TOTAL:                                921        $193,739,067    100.00%    6.061%     715     $   210,357   69.64%    10.74%
                                      ---        ------------    ------     -----      ---     -----------   -----     -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $34,853 to approximately $994,502 and the average outstanding principal balance of the Mortgage Loans was approximately $210,357.

PRODUCT TYPES

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                   NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
   PRODUCT TYPES                 MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      DOC
-------------------              --------------  ------------  ----------  --------  --------  -----------  --------  -------
10 Year Fixed Loans                    11        $  1,255,785      0.65%    5.220%     722     $   114,162   51.28%     0.00%
15 Year Fixed Loans                   172          31,740,600     16.38     5.454      713         184,538   63.74      1.27
20 Year Fixed Loans                    17           2,868,858      1.48     5.855      721         168,756   65.11      0.00
30 Year Fixed Loans                   721         157,873,823     81.49     6.194      715         218,965   71.05     12.92
                                      ---        ------------    ------     -----      ---     -----------   -----     -----
TOTAL:                                921        $193,739,067    100.00%    6.061%     715     $   210,357   69.64%    10.74%
                                      ---        ------------    ------     -----      ---     -----------   -----     -----

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
  STATE DISTRIBUTIONS              NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL
OF MORTGAGED PROPERTIES          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV      DOC
-----------------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------
Alabama                                 2        $    175,461      0.09%    7.241%     682     $    87,731   94.63%    26.86%
Alaska                                  1             290,433      0.15     6.625      664         290,433   80.00    100.00
Arizona                                34           6,024,753      3.11     6.260      722         177,199   78.06     19.42
Arkansas                                6             451,652      0.23     5.946      747          75,275   79.15      0.00
California                            378         100,046,689     51.64     5.890      721         264,674   63.95     11.40
Colorado                               11           1,864,183      0.96     6.082      726         169,471   69.13     33.02
Connecticut                             5           1,400,978      0.72     6.471      715         280,196   81.16     16.80
Delaware                                3             727,683      0.38     6.193      728         242,561   81.40     64.70
Florida                               137          21,121,556     10.90     6.548      703         154,172   80.07     11.60
Georgia                                 6           1,058,572      0.55     5.739      721         176,429   74.10      0.00
Hawaii                                  3           1,624,134      0.84     5.574      722         541,378   66.29     13.28
Illinois                               51           9,206,103      4.75     6.040      693         180,512   73.05      2.05
Iowa                                    1              79,946      0.04     8.250      631          79,946   90.00      0.00
Kansas                                  3             567,603      0.29     5.495      669         189,201   77.23     18.15
Louisiana                              10           1,549,300      0.80     6.563      689         154,930   79.20     34.44
Maryland                               12           1,895,592      0.98     6.833      701         157,966   79.82     21.59
Massachusetts                          12           3,448,318      1.78     6.474      695         287,360   66.70      0.00
Michigan                                4             644,060      0.33     6.717      733         161,015   81.62      0.00
Minnesota                               9           1,601,175      0.83     6.182      693         177,908   72.05      0.00
Missouri                                5             386,048      0.20     7.245      713          77,210   83.14     55.92
Nebraska                                3             451,536      0.23     6.149      686         150,512   73.89      0.00
Nevada                                  8           1,721,321      0.89     5.845      742         215,165   78.05      0.00
New Hampshire                           2             277,055      0.14     6.375      682         138,527   61.62      0.00
New Jersey                             10           2,260,880      1.17     5.920      705         226,088   64.13     23.19
New Mexico                              3             477,716      0.25     6.646      705         159,239   88.15     28.89
New York                               34           8,253,289      4.26     6.097      718         242,744   68.23      3.59
North Carolina                          5             615,518      0.32     6.375      728         123,104   85.87     57.98
Ohio                                    3             424,466      0.22     7.564      681         141,489   96.74     34.80
Oklahoma                                2             377,038      0.19     5.966      705         188,519   77.44      0.00
Oregon                                  7             847,246      0.44     6.064      741         121,035   73.55     13.69
Pennsylvania                           11           1,366,281      0.71     5.981      715         124,207   79.50     17.64
Rhode Island                            1             227,227      0.12     6.375      695         227,227   80.00    100.00
South Carolina                          2             174,282      0.09     7.500      650          87,141   94.99     28.23
Tennessee                               7             841,033      0.43     5.995      726         120,148   74.93      0.00
Texas                                  78          11,666,740      6.02     5.995      711         149,574   77.46      2.20
Utah                                    1             203,196      0.10     7.000      669         203,196   85.00      0.00
Virginia                               11           2,336,020      1.21     6.881      682         212,365   77.90      0.00
Washington                             27           5,315,997      2.74     5.939      723         196,889   70.56      1.82
Wisconsin                              12           1,634,979      0.84     5.928      706         136,248   77.96      0.00
Wyoming                                 1             103,010      0.05     5.250      691         103,010   80.00      0.00
                                      ---        ------------    ------     -----      ---     -----------   -----    ------
TOTAL:                                921        $193,739,067    100.00%    6.061%     715     $   210,357   69.64%    10.74%
                                      ---        ------------    ------     -----      ---     -----------   -----    ------

(1) No more than approximately 0.78% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
 RANGE OF ORIGINAL                 NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
LOAN-TO-VALUE RATIOS             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------
50.00% or less                              121  $ 23,701,358       12.23%    5.742%      730  $   195,879     40.59%    4.23%
50.01% to 55.00%                             33     8,013,133        4.14     5.724       726      242,822     53.18     0.00
55.01% to 60.00%                             55    12,698,996        6.55     5.807       713      230,891     57.64     9.19
60.01% to 65.00%                             94    23,714,829       12.24     5.889       717      252,285     63.17     5.67
65.01% to 70.00%                             96    23,571,839       12.17     5.926       708      245,540     68.28     7.64
70.01% to 75.00%                             91    23,388,712       12.07     5.885       716      257,019     73.34     6.84
75.01% to 80.00%                            269    53,643,513       27.69     6.122       714      199,418     79.58    20.77
80.01% to 85.00%                             22     3,490,074        1.80     6.770       704      158,640     84.22     2.81
85.01% to 90.00%                             76    13,019,935        6.72     6.707       703      171,315     89.66     5.45
90.01% to 95.00%                             46     6,338,681        3.27     7.381       682      137,797     94.99     8.84
95.01% to 100.00%                            18     2,157,996        1.11     7.165       721      119,889    100.00    63.63
                                 --------------  ------------  ----------  --------  --------  -----------  --------  -------
TOTAL:                                      921  $193,739,067      100.00%    6.061%      715  $   210,357     69.64%   10.74%
                                 --------------  ------------  ----------  --------  --------  -----------  --------  -------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.63% to 100.00% and the weighted average Original Loan-to-Ratio was 69.64%.

LOAN PURPOSE

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
     LOAN PURPOSE                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------
Refinance - Cashout                         387  $ 83,791,090       43.25%    5.959%      713  $   216,514     64.87%    7.76%
Purchase                                    319    61,706,996       31.85     6.424       716      193,439     79.44    17.94
Refinance - Rate/Term                       215    48,240,981       24.90     5.774       714      224,377     65.36     6.68
                                 --------------  ------------  ----------  --------  --------  -----------  --------  -------
TOTAL:                                      921  $193,739,067      100.00%    6.061%      715  $   210,357     69.64%   10.74%
                                 --------------  ------------  ----------  --------  --------  -----------  --------  -------

PROPERTY TYPE

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                    NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
     PROPERTY TYPE               MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------
Single Family                               630  $132,873,630       68.58%    6.017%      713  $   210,911     68.68%   10.12%
Rowhouse                                      1        58,054        0.03     6.250       737       58,054     90.00     0.00
Townhouse                                     4       464,053        0.24     6.355       740      116,013     74.44    11.88
Condominium                                  55    10,181,652        5.26     6.255       729      185,121     73.32    13.83
Two- to Four-Family                          85    19,524,007       10.08     6.227       716      229,694     68.82    13.35
Planned Unit Development                    146    30,637,671       15.81     6.077       716      209,847     72.96    10.72
                                 --------------  ------------  ----------  --------  --------  -----------  --------   ------
TOTAL:                                      921  $193,739,067      100.00%    6.061%      715  $   210,357     69.64%   10.74%
                                 --------------  ------------  ----------  --------  --------  -----------  --------   ------

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                              TOTAL MORTGAGE LOANS

DOCUMENTATION

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                                 NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
DOCUMENTATION                  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC
-----------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------
Stated Income/Verified Assets      517         $ 115,475,132    59.60%     5.876%      717     $ 223,356    67.49%     0.00%
Full Documentation                  98            20,800,181    10.74      6.201       715       212,247    76.58    100.00
Stated Income/Stated Asset          86            17,913,050     9.25      5.978       710       208,291    75.27      0.00
No Ratio                            74            14,292,132     7.38      6.483       704       193,137    70.20      0.00
No Documentation                    75            13,160,857     6.79      6.757       711       175,478    69.28      0.00
No Income/No Asset                  71            12,097,715     6.24      6.457       710       170,390    69.54      0.00
                                   ---         -------------   ------      -----       ---     ---------    -----    ------
TOTAL:                             921         $ 193,739,067   100.00%     6.061%      715     $ 210,357    69.64%    10.74%
                                   ---         -------------   ------      -----       ---     ---------    -----    ------

OCCUPANCY

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
OCCUPANCY                      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------
Primary                            695         $ 156,204,675    80.63%     6.011%     712      $ 224,755    69.48%    10.26%
Investment                         205            33,982,785    17.54      6.278      726        165,770    69.89     14.04
Second Home                         21             3,551,608     1.83      6.181      727        169,124    74.25      0.00
                                   ---         -------------   ------      -----      ---      ---------    -----    ------
TOTAL:                             921         $ 193,739,067   100.00%     6.061%     715      $ 210,357    69.64%    10.74%
                                   ---         -------------   ------      -----      ---      ---------    -----    ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE               NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
SUMMARY                        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------
3                                   74         $  12,294,865     6.35%     6.617%     702      $ 166,147    71.94%    24.93%
4                                  350            69,053,307    35.64      6.228      712        197,295    70.83     10.70
5                                  104            25,126,229    12.97      5.700      722        241,598    64.18      8.14
6                                   90            22,065,047    11.39      5.754      725        245,167    67.32     14.83
7                                  253            57,461,217    29.66      5.893      716        227,119    68.93      7.63
8                                   16             2,706,398     1.40      6.762      694        169,150    86.22      9.73
9                                   18             2,182,999     1.13      7.459      705        121,278    87.65     17.36
10                                   3               626,044     0.32      6.904      633        208,681    81.68      0.00
11                                   7             1,104,042     0.57      6.694      666        157,720    76.43      0.00
12                                   5               872,427     0.45      6.847      699        174,485    85.78      0.00
18                                   1               246,491     0.13      7.125      732        246,491    90.00      0.00
                                   ---         -------------   ------      -----      ---      ---------    -----    ------
TOTAL:                             921         $ 193,739,067   100.00%     6.061%     715      $ 210,357    69.64%    10.74%
                                   ---         -------------   ------      -----      ---      ---------    -----    ------

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                              TOTAL MORTGAGE LOANS

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT              NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
PENALTY TERM                   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------
None                               761         $ 162,149,830    83.69%     5.989%     715      $ 213,075    68.28%     7.83%
12 Months                           15             2,384,658     1.23      7.673      674        158,977    92.40      6.58
24 Months                            1               159,614     0.08      7.125      707        159,614   100.00    100.00
36 Months                           49            11,187,805     5.77      6.314      713        228,323    71.77     25.09
60 Months                           95            17,857,160     9.22      6.335      715        187,970    77.32     27.88
                                   ---         -------------   ------      -----      ---      ---------    -----    ------
TOTAL:                             921         $ 193,739,067   100.00%     6.061%     715      $ 210,357    69.64%    10.74%
                                   ---         -------------   ------      -----      ---      ---------    -----    ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 48 months.

CREDIT SCORES

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
RANGE OF CREDIT SCORES         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------------  --------------  ------------   ----------  --------  --------  -----------  --------  -------
585 to 600                           2         $    171,101      0.09%     7.573%     593      $  85,550    75.69%     0.00%
601 to 625                           8            1,359,898      0.70      7.706      618        169,987    75.26      6.57
626 to 650                          38            8,577,199      4.43      6.642      640        225,716    76.64     14.24
651 to 675                         101           21,243,336     10.96      6.251      666        210,330    71.48     11.93
676 to 700                         220           44,505,428     22.97      6.036      688        202,297    71.92     10.59
701 to 725                         206           45,995,910     23.74      6.011      712        223,281    69.59      9.60
726 to 750                         151           32,284,497     16.66      5.870      739        213,805    67.65      8.13
751 to 775                         108           22,712,684     11.72      5.972      763        210,303    65.50     11.75
776 to 800                          75           14,961,575      7.72      6.054      786        199,488    66.28     14.66
801 to 820                          12            1,927,438      0.99      6.180      806        160,620    70.13     17.52
                                   ---         ------------    ------      -----      ---      ---------    -----    ------
TOTAL:                             921         $193,739,067    100.00%     6.061%     715      $ 210,357    69.64%    10.74%
                                   ---         ------------    ------      -----      ---      ---------    -----    ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 585 to 820 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 715.

CREDIT GRADE

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL
CREDIT GRADE                   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------
PA1                                388         $  81,432,190    42.03%     5.933%      754     $ 209,877    66.77%    10.89%
PA2                                345            73,382,943    37.88      6.048       700       212,704    70.97      8.73
PA3                                188            38,923,935    20.09      6.354       660       207,042    73.11     14.19
                                   ---         -------------   ------      -----       ---     ---------    -----    ------
TOTAL:                             921         $ 193,739,067   100.00%     6.061%      715     $ 210,357    69.64%    10.74%
                                   ---         -------------   ------      -----       ---     ---------    -----    ------

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1
                              TOTAL MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance              $32,996,385
Aggregate Original Principal Balance                 $33,606,154
Number of Mortgage Loans                                     183

                                          MINIMUM     MAXIMUM        AVERAGE (1)
                                          -------     -------        -----------
Original Principal Balance                $ 40,000   $ 690,000       $ 183,640
Outstanding Principal Balance             $ 39,134   $ 685,343       $ 180,308

                                          MINIMUM     MAXIMUM    WEIGHTED AVERAGE(2)
                                          -------     -------    -------------------
Original Term (mos)                          120         180            178
Stated remaining Term (mos)                  108         177            172
Loan Age (mos)                                 3          12              5
Current Interest Rate                      4.500%      7.500%         5.445%
Original Loan-to-Value                     17.63%      95.00%         63.27%
Credit Score (3)                             620         803            714

                                          EARLIEST    LATEST
                                          --------    ------
Maturity Date                             10/01/13   07/01/19

                                         PERCENT OF
                                       MORTGAGE POOL
                                       -------------
LIEN POSITION

1st Lien                                  100.00%

OCCUPANCY

Primary                                    81.54%
Second Home                                 1.49
Investment                                 16.97

LOAN TYPE

Fixed Rate                                100.00%

AMORTIZATION TYPE

Fully Amortizing                          100.00%
Interest-Only                               0.00

                                         PERCENT OF
                                       MORTGAGE POOL
                                       -------------
YEAR OF ORIGINATION

2003                                        0.58%
2004                                       99.42

LOAN PURPOSE

Purchase                                   10.36%
Refinance - Rate Term                      35.13
Refinance - Cashout                        54.50

PROPERTY TYPE

Single Family                              69.63%
Rowhouse                                    0.00
Townhouse                                   0.38
Condominium                                 4.58
Two- to Four-Family                        10.74
Planned Unit Development                   14.68

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

[MERRILL LYNCH LOGO]
                             GROUP I MORTGAGE LOANS

MORTGAGE RATES

                                             AGGREGATE                            WEIGHTED        AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE       PRINCIPAL    AVERAGE     PERCENT
                             NUMBER OF        BALANCE      MORTGAGE     AVERAGE    CREDIT         BALANCE     ORIGINAL      FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON      SCORE       OUTSTANDING      LTV        DOC
-----------------------   --------------   ------------   ---------    --------   --------      -----------   --------    -------
5.000% or less                  43         $ 9,011,516       27.31%      4.849%       723       $   209,570      58.54%    0.00%
5.001% to 5.500%                62          11,163,500       33.83       5.330        718           180,056      62.45     0.00
5.501% to 6.000%                56           9,450,971       28.64       5.783        708           168,767      66.13     4.27
6.001% to 6.500%                13           2,188,186        6.63       6.244        700           168,322      67.63     0.00
6.501% to 7.000%                 6             967,717        2.93       6.794        666           161,286      73.86     0.00
7.001% to 7.500%                 3             214,495        0.65       7.314        708            71,498      85.82     0.00
                               ---         -----------      ------       -----        ---       -----------      -----     ----
TOTAL:                         183         $32,996,385      100.00%      5.445%       714       $   180,308      63.27%    1.22%
                               ---         -----------      ------       -----        ---       -----------      -----     ----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 7.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 5.445% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                             WEIGHTED      AVERAGE       WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF                     NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL      FULL
REMAINING TERMS (MONTHS)   MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE       OUTSTANDING      LTV         DOC
-----------------------    --------------   -----------   ----------   --------   --------     -----------    ---------   --------
97 to 108                          1        $    78,326        0.24%      6.375%       686     $    78,326      67.20%       0.00%
109 to 120                        10          1,177,459        3.57       5.143        724         117,746      50.22        0.00
169 to 180                       172         31,740,600       96.19       5.454        713         184,538      63.74        1.27
                                 ---        -----------      ------       -----        ---     -----------      -----        ----
TOTAL:                           183        $32,996,385      100.00%      5.445%       714     $   180,308      63.27%       1.22%
                                 ---        -----------      ------       -----        ---     -----------      -----        ----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 108 months to 177 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 172 months.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

[MERRILL LYNCH LOGO]

                             GROUP I MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                               WEIGHTED   AVERAGE    WEIGHTED
                                             PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF     BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL       FULL
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS  OUTSTANDING     POOL        COUPON       SCORE   OUTSTANDING     LTV          DOC
-----------------------      --------------  -----------   ---------    --------    --------  -----------   --------     -------
$50,000 or less                   10         $   434,408       1.32%     5.761%        763    $    43,441       59.42%      0.00%
$50,001 to $100,000               32           2,486,620       7.54      5.864         725         77,707       62.61       0.00
$100,001 to $150,000              48           5,901,894      17.89      5.436         713        122,956       64.88       0.00
$150,001 to $200,000              33           5,639,134      17.09      5.387         719        170,883       63.66       0.00
$200,001 to $250,000              20           4,394,930      13.32      5.283         707        219,747       65.43       0.00
$250,001 to $300,000              17           4,509,848      13.67      5.646         700        265,285       68.04       0.00
$300,001 to $350,000              10           3,217,171       9.75      5.259         734        321,717       66.38       0.00
$350,001 to $400,000               3           1,131,011       3.43      5.090         693        377,004       62.83       0.00
$400,001 to $450,000               4           1,654,034       5.01      5.186         686        413,508       65.88      24.37
$500,001 to $550,000               1             506,339       1.53      5.125         721        506,339       38.07       0.00
$550,001 to $600,000               1             552,661       1.67      5.750         649        552,661       58.25       0.00
$600,001 to $650,000               3           1,882,992       5.71      5.379         760        627,664       45.33       0.00
$650,001 to $700,000               1             685,343       2.08      6.250         656        685,343       57.50       0.00
                                 ---         -----------     ------      -----         ---    -----------       -----      -----
TOTAL:                           183         $32,996,385     100.00%     5.445%        714    $   180,308       63.27%      1.22%
                                 ---         -----------     ------      -----         ---    -----------       -----      -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $39,134 to approximately $685,343 and the average outstanding principal balance of the Mortgage Loans was approximately $180,308.

PRODUCT TYPES

                                              AGGREGATE                              WEIGHTED   AVERAGE      WEIGHTED
                                              PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE     PERCENT
                                NUMBER OF      BALANCE      MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL
PRODUCT TYPES                MORTGAGE LOANS  OUTSTANDING     POOL        COUPON      SCORE     OUTSTANDING     LTV         DOC
-----------------------      --------------  -----------    ---------    --------   --------   -----------   --------    -------
10 Year Fixed Loans               11         $ 1,255,785        3.81%     5.220%       722     $   114,162     51.28%      0.00%
15 Year Fixed Loans              172          31,740,600       96.19      5.454        713         184,538     63.74       1.27
                                 ---         -----------      ------      -----        ---     -----------     -----       ----
TOTAL:                           183         $32,996,385      100.00%     5.445%       714     $   180,308     63.27%      1.22%
                                 ---         -----------      ------      -----        ---     -----------     -----       ----

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                             GROUP I MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                               AGGREGATE                           WEIGHTED      AVERAGE       WEIGHTED
                                               PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL       AVERAGE   PERCENT
STATE DISTRIBUTIONS         NUMBER OF           BALANCE     MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL    FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS      OUTSTANDING     POOL      COUPON      SCORE      OUTSTANDING       LTV       DOC
-----------------------   --------------    -------------   -------     -------    --------    ------------    --------  -------
Arizona                         7            $    997,006      3.02%     5.591%         715    $    142,429       79.38%   0.00%
Arkansas                        5                 340,202      1.03      5.887          744          68,040       78.87    0.00
California                     62              13,773,868     41.74      5.281          719         222,159       55.35    2.93
Colorado                        1                 195,370      0.59      4.750          721         195,370       55.10    0.00
Florida                        22               3,016,949      9.14      5.645          721         137,134       67.18    0.00
Illinois                       23               4,001,452     12.13      5.673          694         173,976       72.67    0.00
Kansas                          1                 414,363      1.26      5.000          660         414,363       75.00    0.00
Louisiana                       2                 285,164      0.86      5.549          721         142,582       83.42    0.00
Maryland                        2                 353,280      1.07      5.686          678         176,640       59.77    0.00
Massachusetts                   3               1,062,482      3.22      6.102          668         354,161       56.52    0.00
Missouri                        1                  43,655      0.13      5.375          703          43,655       39.09    0.00
Nevada                          3                 499,197      1.51      4.973          752         166,399       65.44    0.00
New Jersey                      3                 579,595      1.76      5.692          702         193,198       63.10    0.00
New York                        6               1,481,478      4.49      5.572          755         246,913       62.44    0.00
North Carolina                  1                  53,998      0.16      5.500          670          53,998       80.00    0.00
Oklahoma                        1                 101,667      0.31      5.875          737         101,667       79.38    0.00
Oregon                          1                  55,129      0.17      7.500          793          55,129       95.00    0.00
Pennsylvania                    4                 660,212      2.00      5.743          696         165,053       73.99    0.00
Tennessee                       2                 116,603      0.35      5.745          743          58,302       63.62    0.00
Texas                          22               2,886,090      8.75      5.340          705         131,186       68.61    0.00
Washington                      7               1,416,841      4.29      5.345          728         202,406       66.46    0.00
Wisconsin                       4                 661,786      2.01      5.302          703         165,446       74.82    0.00
                              ---            ------------      ----      -----          ---    ------------       -----    ----
TOTAL:                        183            $ 32,996,385       100%     5.445%         714    $    180,308       63.27%   1.22%
                              ---            ------------      ----      -----          ---    ------------       -----    ----

(1) No more than approximately 2.08% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                             GROUP I MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                                 WEIGHTED     AVERAGE     WEIGHTED
                                         PRINCIPAL        PERCENT OF     WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL        NUMBER OF        BALANCE          MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   OUTSTANDING          POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC
--------------------   --------------  ------------       ----------     -------   -------    -----------   -------    ------
50.00% or less               36        $  6,287,707          19.06%       5.151%      726     $  174,659     39.11      0.00%
50.01% to 55.00%             15           2,842,733           8.62        5.334       717        189,516     52.92      0.00
55.01% to 60.00%             18           4,084,885          12.38        5.694       707        226,938     57.70      0.00
60.01% to 65.00%             13           2,676,434           8.11        5.503       705        205,880     62.93     15.06
65.01% to 70.00%             25           4,630,033          14.03        5.401       711        185,201     67.54      0.00
70.01% to 75.00%             20           3,925,931          11.90        5.287       707        196,297     73.62      0.00
75.01% to 80.00%             46           7,397,590          22.42        5.617       714        160,817     79.07      0.00
80.01% to 85.00%              3             450,113           1.36        5.476       696        150,038     83.43      0.00
85.01% to 90.00%              6             645,832           1.96        6.078       721        107,639     89.42      0.00
90.01% to 95.00%              1              55,129           0.17        7.500       793         55,129     95.00      0.00
                            ---        ------------         ------        -----       ---     ----------     -----      ----
TOTAL:                      183        $ 32,996,385         100.00%       5.445%      714     $  180,308     63.27%     1.22%
                            ---        ------------         ------        -----       ---     ----------     -----      ----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.63% to 95.00% and the weighted average Original Loan-to-Ratio was 63.27%.

LOAN PURPOSE

                                           AGGREGATE                               WEIGHTED   AVERAGE      WEIGHTED
                                           PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE     PERCENT
                           NUMBER OF        BALANCE       MORTGAGE      AVERAGE     CREDIT    BALANCE      ORIGINAL      FULL
LOAN PURPOSE             MORTGAGE LOANS   OUTSTANDING      POOL          COUPON     SCORE   OUTSTANDING      LTV         DOC
------------             -------------    -----------     -------       --------    ------  -----------    --------    -------
Refinance - Cashout            97         $17,983,510      54.50%        5.496%       712   $   185,397     61.33%      0.00%
Refinance - Rate/Term          67          11,593,245      35.13         5.323        711       173,034     64.37       3.48
Purchase                       19           3,419,630      10.36         5.590        732       179,981     69.76       0.00
                              ---         -----------     ------         -----        ---   -----------     -----       ----
TOTAL:                        183         $32,996,385     100.00%        5.445%       714   $   180,308     63.27%      1.22%
                              ---         -----------     ------         -----        ---   -----------     -----       ----

PROPERTY TYPE

                                              AGGREGATE                                WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL     PERCENT OF      WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF          BALANCE       MORTGAGE       AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
PROPERTY TYPE              MORTGAGE LOANS    OUTSTANDING       POOL         COUPON      SCORE    OUTSTANDING     LTV         DOC
-------------              --------------    -----------    ---------       -------    -------   -----------  ---------    -------
Single Family                  132           $22,976,092       69.63%        5.452%      714     $   174,061     62.06%     1.75%
Townhouse                        1               124,653        0.38         5.250       701         124,653     72.57      0.00
Condominium                      8             1,509,729        4.58         5.727       744         188,716     64.22      0.00
Two- to Four-Family             17             3,542,393       10.74         5.644       710         208,376     66.29      0.00
Planned Unit Development        25             4,843,518       14.68         5.182       708         193,741     66.24      0.00
                               ---           -----------      ------         -----       ---     -----------     -----      ----
TOTAL:                         183           $32,996,385      100.00%        5.445%      714     $   180,308     63.27%     1.22%
                               ---           -----------      ------         -----       ---     -----------     -----      ----

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                             GROUP I MORTGAGE LOANS

DOCUMENTATION

                                                AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                                PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE      PERCENT
                                 NUMBER OF       BALANCE       MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL      FULL
DOCUMENTATION                  MORTGAGE LOANS  OUTSTANDING       POOL      COUPON    SCORE     OUTSTANDING     LTV          DOC
-------------                  --------------  -----------    -------     -------   ------     -----------   --------     -------
Stated Income/Verified Assets      134         $24,372,769      73.86%     5.354%     724      $   181,886     62.63%       0.00%
Stated Income/Stated Asset          24           3,861,651      11.70      5.320      697          160,902     68.58        0.00
No Ratio                             8           1,930,214       5.85      5.983      672          241,277     58.65        0.00
No Income/No Asset                   9           1,433,917       4.35      6.056      679          159,324     63.90        0.00
No Documentation                     7             994,712       3.01      6.160      696          142,102     65.87        0.00
Full Documentation                   1             403,121       1.22      5.625      638          403,121     64.88      100.00
                                   ---         -----------     ------      -----      ---      -----------     -----      ------
TOTAL:                             183         $32,996,385     100.00%     5.445%     714      $   180,308     63.27%       1.22%
                                   ---         -----------     ------      -----      ---      -----------     -----      ------

OCCUPANCY

                                   AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                   PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                    NUMBER OF       BALANCE      MORTGAGE  AVERAGE      CREDIT     BALANCE     ORIGINAL    FULL
OCCUPANCY         MORTGAGE LOANS  OUTSTANDING      POOL     COUPON      SCORE    OUTSTANDING      LTV       DOC
---------         --------------  -----------  ----------  --------    -------   -----------   --------   --------
Primary               140         $26,905,067     81.54%    5.371%        710   $   192,179     62.23%      1.50%
Investment             39           5,599,948     16.97     5.703         735       143,588     67.06       0.00
Second Home             4             491,370      1.49     6.551         694       122,843     76.89       0.00
                      ---         -----------    ------     -----         ---   -----------    ------       ----
TOTAL:                183         $32,996,385    100.00%    5.445%        714   $   180,308     63.27%      1.22%
                      ---         -----------    ------     -----         ---   -----------    ------       ----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                      AGGREGATE                                 WEIGHTED    AVERAGE      WEIGHTED
                                      PRINCIPAL     PERCENT OF   WEIGHTED        AVERAGE   PRINCIPAL      AVERAGE      PERCENT
MORTGAGE LOANS AGE    NUMBER OF        BALANCE       MORTGAGE     AVERAGE        CREDIT     BALANCE      ORIGINAL       FULL
SUMMARY             MORTGAGE LOANS   OUTSTANDING       POOL       COUPON          SCORE   OUTSTANDING       LTV          DOC
-----------------   --------------   -----------    ---------    --------       --------  -----------    ---------     -------
 3                        13         $ 2,578,593       7.81%        6.036%          682   $   198,353      64.04%       0.00%
 4                        72          11,860,443      35.94         5.649           717       164,728      65.25        0.00
 5                        23           5,165,219      15.65         5.142           725       224,575      59.70        0.00
 6                        17           3,081,736       9.34         5.020           721       181,279      62.41        0.00
 7                        52           9,520,726      28.85         5.254           710       183,091      61.47        4.23
 8                         2             523,031       1.59         6.137           694       261,516      80.00        0.00
 9                         2             130,295       0.39         7.212           737        65,147      86.34        0.00
11                         1              58,016       0.18         6.750           789        58,016      75.00        0.00
12                         1              78,326       0.24         6.375           686        78,326      67.20        0.00
                         ---         -----------     ------         -----           ---   -----------      -----        ----
TOTAL                    183         $32,996,385     100.00%        5.445%          714   $   180,308      63.27%       1.22%
                         ---         -----------     ------         -----           ---   -----------      -----        ----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                             GROUP I MORTGAGE LOANS

ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE                               WEIGHTED   AVERAGE       WEIGHTED
                                        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE       PERCENT
ORIGINAL PREPAYMENT     NUMBER OF        BALANCE       MORTGAGE      AVERAGE     CREDIT    BALANCE       ORIGINAL       FULL
PENALTY TERM          MORTGAGE LOANS   OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING       LTV          DOC
-------------------   --------------   -----------    ---------    --------     --------  -----------    ---------     -------
None                        176        $ 32,174,236       97.51%      5.425%       714   $   182,808        63.10%        1.25%
36 Months                     2             230,865        0.70       5.904        683       115,432        69.88         0.00
60 Months                     5             591,285        1.79       6.321        701       118,257        69.70         0.00
                            ---        ------------      ------       -----        ---   -----------        -----         ----
TOTAL:                      183        $ 32,996,385      100.00%      5.445%       714   $   180,308        63.27%        1.22%
                            ---        ------------      ------       -----        ---   -----------        -----         ----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 53 months.

CREDIT SCORES

                                          AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          NUMBER OF        BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE      ORIGINAL    FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS   OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING      LTV        DOC
----------------------  --------------   -----------    ---------    --------     --------  ------------  ---------   -------

620 to 625                    1          $    246,128       0.75%      6.875%       620      $   246,128     65.19%     0.00%
626 to 650                    3             1,227,882       3.72       5.764        644          409,294     58.76     32.83
651 to 675                   23             5,022,251      15.22       5.623        666          218,359     63.72      0.00
676 to 700                   47             7,199,707      21.82       5.509        688          153,185     69.24      0.00
701 to 725                   32             5,848,060      17.72       5.328        715          182,752     61.10      0.00
726 to 750                   44             8,134,804      24.65       5.301        740          184,882     63.03      0.00
751 to 775                   17             3,519,365      10.67       5.371        763          207,021     53.49      0.00
776 to 800                   14             1,435,492       4.35       5.465        787          102,535     66.70      0.00
801 to 803                    2               362,697       1.10       5.403        802          181,349     74.22      0.00
                            ---          ------------     ------       -----        ---      -----------     -----      ----
TOTAL:                      183          $ 32,996,385     100.00%      5.445%       714      $   180,308     63.27%     1.22%
                            ---          ------------     ------       -----        ---      -----------     -----      ----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 714.

CREDIT GRADE

                                      AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED
                                      PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                      NUMBER OF        BALANCE       MORTGAGE      AVERAGE     CREDIT     BALANCE      ORIGINAL       FULL
CREDIT GRADE        MORTGAGE LOANS   OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING       LTV          DOC
-----------------   --------------   -----------    ---------    --------     --------  -----------    ---------     -------
PA1                        87        $15,414,819       46.72%       5.327%        749   $   177,182        60.42%       0.00%
PA2                        62         10,119,734       30.67        5.419         698       163,222        66.68        0.00
PA3                        34          7,461,832       22.61        5.722         663       219,466        64.53        5.40
                          ---        -----------      ------        -----         ---   -----------        -----        ----
TOTAL:                    183        $32,996,385      100.00%       5.445%        714   $   180,308        63.27%       1.22%
                          ---        -----------      ------        -----         ---   -----------        -----        ----

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                               SURF 2004-AA1

                             GROUP II MORTGAGE LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance              $  160,742,682
Aggregate Original Principal Balance                 $  161,736,245
Number of Mortgage Loans                                        738

                                             MINIMUM    MAXIMUM      AVERAGE (1)
                                            --------   --------      -----------
Original Principal Balance                  $ 35,000  $ 1,000,000   $ 219,155
Outstanding Principal Balance               $ 34,853  $   994,502   $ 217,809

                                MINIMUM      MAXIMUM   WEIGHTED AVERAGE (2)
                                ------       -------   ------------------
Original Term (mos)                240          360           358
Stated remaining Term (mos)        233          357           352
Loan Age (mos)                       3           18             5
Current Interest Rate            4.875%       8.625%        6.188%
Original Loan-to-Value           11.63%      100.00%        70.94%
Credit Score (3)                   585          820           715

                                 EARLIEST     LATEST
                                 -------      ------
Maturity Date                    03/01/24    07/01/34

                      PERCENT OF
LIEN POSITION        MORTGAGE POOL
-------------        -------------
1st Lien                100.00%

OCCUPANCY
Primary                  80.44%
Second Home               1.90
Investment               17.66

LOAN TYPE
Fixed Rate              100.00%

AMORTIZATION TYPE
Fully Amortizing         90.73%
Interest-Only             9.27


                          PERCENT OF
YEAR OF ORIGINATION      MORTGAGE POOL
-------------------      -------------
2003                             2.74%
2004                            97.26

LOAN PURPOSE
Purchase                        36.26%
Refinance - Rate Term           22.80
Refinance - Cashout             40.94

PROPERTY TYPE
Single Family                   68.37%
Rowhouse                         0.04
Townhouse                        0.21
Condominium                      5.39
Two- to Four-Family              9.94
Planned Unit Development        16.05


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                             GROUP II MORTGAGE LOANS

MORTGAGE RATES

                                              AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                             NUMBER OF         BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL   FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC
-----------------------   --------------    ------------   ----------  --------  --------  -----------  --------  -------
5.000% or less                   2          $    521,055     0.32%       4.920%    768     $   260,528    57.68%    0.00%
5.001% to 5.500%                57            14,420,534     8.97        5.435     729         252,992    65.72    15.89
5.501% to 6.000%               269            70,178,933    43.66        5.838     718         260,888    66.53    10.59
6.001% to 6.500%               209            43,575,889    27.11        6.325     716         208,497    71.00    13.12
6.501% to 7.000%               111            19,716,040    12.27        6.806     705         177,622    78.87    19.11
7.001% to 7.500%                49             6,928,359     4.31        7.339     692         141,395    91.08    13.48
7.501% to 8.000%                25             3,216,957     2.00        7.833     700         128,678    88.06     5.87
8.001% to 8.500%                14             1,897,084     1.18        8.248     651         135,506    88.67     0.00
8.501% to 9.000%                 2               287,831     0.18        8.625     661         143,916    88.55    23.67
                               ---          ------------   ------        -----     ---     -----------    -----    -----
TOTAL:                         738          $160,742,682   100.00%       6.188%    715     $   217,809    70.94%   12.69%
                               ---          ------------   ------        -----     ---     -----------    -----    -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 8.625% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.188% per annum.

REMAINING MONTHS TO STATED MATURITY


                                             AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF                    NUMBER OF         BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL
REMAINING TERMS (MONTHS)  MORTGAGE LOANS    OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC
-----------------------   --------------    ------------   ----------  --------  --------  -----------  --------  -------
229 to 240                      17          $  2,868,858      1.78%      5.855%    721     $   168,756    65.11%    0.00%
337 to 348                       5             1,040,592      0.65       6.949     708         208,118    88.18     0.00
349 to 360                     716           156,833,232     97.57       6.189     715         219,041    70.94    13.01
                               ---          ------------   -------       -----     ---     -----------    -----    -----
TOTAL:                         738          $160,742,682    100.00%      6.188%    715     $   217,809    70.94%   12.69%
                               ---          ------------   -------       -----     ---     -----------    -----    -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 233 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                             GROUP II MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------     --------------  ------------  ----------  --------  --------  -----------  --------   -------
$50,000 or less                    9        $    410,751     0.26%     6.922%     724     $    45,639    57.44%    23.45%
$50,001 to $100,000               96           7,471,008     4.65      6.683      718          77,823    74.71     17.56
$100,001 to $150,000             140          17,771,448    11.06      6.464      715         126,939    75.80     15.31
$150,001 to $200,000             157          27,577,307    17.16      6.309      714         175,652    70.29      9.79
$200,001 to $250,000             108          24,449,218    15.21      6.194      714         226,382    71.83     14.09
$250,001 to $300,000              85          22,873,791    14.23      6.179      710         269,103    74.64      9.22
$300,001 to $350,000              52          16,930,392    10.53      6.022      706         325,584    69.21      9.72
$350,001 to $400,000              27          10,183,429     6.34      6.075      717         377,164    67.90     14.40
$400,001 to $450,000              18           7,664,767     4.77      6.031      710         425,820    69.56     21.99
$450,001 to $500,000              21           9,933,541     6.18      5.911      718         473,026    66.23     14.45
$500,001 to $550,000               6           3,146,268     1.96      5.977      722         524,378    66.28      0.00
$550,001 to $600,000               8           4,592,872     2.86      5.966      730         574,109    66.32     12.12
$600,001 to $650,000               7           4,445,073     2.77      5.733      727         635,010    68.95     27.57
$750,001 to $800,000               3           2,298,314     1.43      5.793      736         766,105    51.85      0.00
$950,001 to $1,000,000             1             994,502     0.62      6.500      775         994,502    80.00      0.00
                                 ---        ------------   ------      -----      ---     -----------    -----     -----
TOTAL:                           738        $160,742,682   100.00%     6.188%     715     $   217,809    70.94%    12.69%
                                 ---        ------------   ------      -----      ---     -----------    -----     -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $34,853 to approximately $994,502 and the average outstanding principal balance of the Mortgage Loans was approximately $217,809.


PRODUCT TYPES


                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
PRODUCT TYPES               MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-------------               --------------  ------------  ----------  --------  --------  -----------  --------   -------
20 Year Fixed Loans               17        $  2,868,858     1.78%     5.855%     721     $   168,756    65.11%     0.00%
30 Year Fixed Loans              721         157,873,823    98.22      6.194      715         218,965    71.05     12.92
                                 ---        ------------   ------      -----      ---     -----------    -----     -----
TOTAL:                           738        $160,742,682   100.00%     6.188%     715     $   217,809    70.94%    12.69%
                                 ---        ------------   ------      -----      ---     -----------    -----     -----

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                             GROUP II MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
STATE DISTRIBUTIONS            NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
OF MORTGAGED PROPERTIES     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------     --------------  ------------  ----------  --------  --------  -----------  --------   -------
Alabama                          2          $    175,461     0.11%      7.241%    682     $  87,731     94.63%      26.86%
Alaska                           1               290,433     0.18       6.625     664       290,433     80.00      100.00
Arizona                         27             5,027,747     3.13       6.392     724       186,213     77.79       23.27
Arkansas                         1               111,450     0.07       6.125     756       111,450     80.00        0.00
California                     316            86,272,821    53.67       5.987     721       273,015     65.32       12.75
Colorado                        10             1,668,813     1.04       6.238     726       166,881     70.77       36.89
Connecticut                      5             1,400,978     0.87       6.471     715       280,196     81.16       16.80
Delaware                         3               727,683     0.45       6.193     728       242,561     81.40       64.70
Florida                        115            18,104,607    11.26       6.698     700       157,431     82.22       13.53
Georgia                          6             1,058,572     0.66       5.739     721       176,429     74.10        0.00
Hawaii                           3             1,624,134     1.01       5.574     722       541,378     66.29       13.28
Illinois                        28             5,204,651     3.24       6.321     693       185,880     73.35        3.63
Iowa                             1                79,946     0.05       8.250     631        79,946     90.00        0.00
Kansas                           2               153,241     0.10       6.832     694        76,620     83.28       67.22
Louisiana                        8             1,264,136     0.79       6.792     682       158,017     78.25       42.21
Maryland                        10             1,542,312     0.96       7.095     706       154,231     84.41       26.53
Massachusetts                    9             2,385,837     1.48       6.640     707       265,093     71.24        0.00
Michigan                         4               644,060     0.40       6.717     733       161,015     81.62        0.00
Minnesota                        9             1,601,175     1.00       6.182     693       177,908     72.05        0.00
Missouri                         4               342,393     0.21       7.483     714        85,598     88.75       63.05
Nebraska                         3               451,536     0.28       6.149     686       150,512     73.89        0.00
Nevada                           5             1,222,124     0.76       6.201     738       244,425     83.20        0.00
New Hampshire                    2               277,055     0.17       6.375     682       138,527     61.62        0.00
New Jersey                       7             1,681,285     1.05       5.999     706       240,184     64.49       31.18
New Mexico                       3               477,716     0.30       6.646     705       159,239     88.15       28.89
New York                        28             6,771,811     4.21       6.212     710       241,850     69.50        4.37
North Carolina                   4               561,520     0.35       6.459     734       140,380     86.44       63.56
Ohio                             3               424,466     0.26       7.564     681       141,489     96.74       34.80
Oklahoma                         1               275,371     0.17       6.000     693       275,371     76.72        0.00
Oregon                           6               792,117     0.49       5.964     737       132,019     72.06       14.64
Pennsylvania                     7               706,069     0.44       6.203     732       100,867     84.65       34.14
Rhode Island                     1               227,227     0.14       6.375     695       227,227     80.00      100.00
South Carolina                   2               174,282     0.11       7.500     650        87,141     94.99       28.23
Tennessee                        5               724,429     0.45       6.035     723       144,886     76.75        0.00
Texas                           56             8,780,650     5.46       6.210     713       156,797     80.37        2.92
Utah                             1               203,196     0.13       7.000     669       203,196     85.00        0.00
Virginia                        11             2,336,020     1.45       6.881     682       212,365     77.90        0.00
Washington                      20             3,899,156     2.43       6.155     722       194,958     72.04        2.48
Wisconsin                        8               973,193     0.61       6.354     708       121,649     80.09        0.00
Wyoming                          1               103,010     0.06       5.250     691       103,010     80.00        0.00
                               ---          ------------   ------       -----     ---     ---------     -----      ------
TOTAL:                         738          $160,742,682   100.00%      6.188%    715     $ 217,809     70.94%      12.69%
                               ---          ------------   ------       -----     ---     ---------     -----      ------

(1) No more than approximately 0.94% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                             GROUP II MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL              NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL
LOAN-TO-VALUE RATIOS        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC
-----------------------     --------------  ------------  ----------  --------   --------  -----------  --------   -------
50.00% or less                    85        $ 17,413,651      10.83%    5.955      731     $ 204,866      41.13%    5.76%
50.01% to 55.00%                  18           5,170,400       3.22     5.938      731       287,244      53.33     0.00
55.01% to 60.00%                  37           8,614,112       5.36     5.861      716       232,814      57.61    13.55
60.01% to 65.00%                  81          21,038,396      13.09     5.938      718       259,733      63.20     4.48
65.01% to 70.00%                  71          18,941,806      11.78     6.055      708       266,786      68.46     9.51
70.01% to 75.00%                  71          19,462,781      12.11     6.006      718       274,124      73.28     8.22
75.01% to 80.00%                 223          46,245,923      28.77     6.203      714       207,381      79.66    24.09
80.01% to 85.00%                  19           3,039,961       1.89     6.962      706       159,998      84.34     3.23
85.01% to 90.00%                  70          12,374,104       7.70     6.739      703       176,773      89.67     5.73
90.01% to 95.00%                  45           6,283,552       3.91     7.380      682       139,634      94.99     8.91
95.01% to 100.00%                 18           2,157,996       1.34     7.165      721       119,889     100.00    63.63
                                 ---        ------------      -----     -----      ---     ---------     ------    -----
TOTAL:                           738        $160,742,682      10.00%    6.188%     715     $ 217,809      70.94%   12.69%
                                 ---        ------------      -----     -----      ---     ---------     ------    -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.63% to 100.00% and the weighted average Original Loan-to-Ratio was 70.94%.

LOAN PURPOSE

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
LOAN PURPOSE                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
------------                --------------  ------------  ----------  --------  --------  -----------  --------   -------

Refinance - Cashout             290         $ 65,807,580    40.94%     6.086%    714      $   226,923    65.84%     9.88%
Purchase                        300           58,287,366    36.26      6.473     716          194,291    80.01     19.00
Refinance - Rate/Term           148           36,647,736    22.80      5.916     715          247,620    65.68      7.70
                                ---         ------------   ------      -----     ---      -----------    -----     -----
TOTAL:                          738         $160,742,682   100.00%     6.188%    715      $   217,809    70.94%    12.69%
                                ---         ------------   ------      -----     ---      -----------    -----     -----

PROPERTY TYPE

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
PROPERTY TYPE               MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-------------               --------------  ------------  ----------  --------  --------  -----------  --------   -------
Single Family                   498         $109,897,538     68.37%     6.136%    713     $   220,678    70.07%    11.87%
Rowhouse                          1               58,054      0.04      6.250     737          58,054    90.00      0.00
Townhouse                         3              339,400      0.21      6.761     754         113,133    75.13     16.24
Condominium                      47            8,671,923      5.39      6.346     726         184,509    74.91     16.24
Two- to Four-Family              68           15,981,615      9.94      6.356     717         235,024    69.37     16.30
Planned Unit Development        121           25,794,153     16.05      6.244     718         213,175    74.22     12.74
                                ---         ------------    ------      -----     ---     -----------    -----     -----
TOTAL:                          738         $160,742,682    100.00%     6.188%    715     $   217,809    70.94%    12.69%
                                ---         ------------    ------      -----     ---     -----------    -----     -----

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                             GROUP II MORTGAGE LOANS

DOCUMENTATION

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
DOCUMENTATION               MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-------------               --------------  ------------  ----------  --------  --------  -----------  --------   -------
Stated Income/Verified Assets    383        $ 91,102,363     56.68%     6.016%    716     $   237,865    68.79%     0.00%
Full Documentation                97          20,397,060     12.69      6.212     716         210,279    76.81    100.00
Stated Income/Stated Asset        62          14,051,399      8.74      6.158     713         226,635    77.11      0.00
No Ratio                          66          12,361,918      7.69      6.561     709         187,302    72.00      0.00
No Documentation                  68          12,166,145      7.57      6.805     712         178,914    69.56      0.00
No Income/No Asset                62          10,663,798      6.63      6.511     714         171,997    70.30      0.00
                                 ---        ------------    ------      -----     ---     -----------    -----    ------
TOTAL:                           738        $160,742,682    100.00%     6.188%    715     $   217,809    70.94%    12.69%
                                 ---        ------------    ------      -----     ---     -----------    -----    ------

OCCUPANCY

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
OCCUPANCY                   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
---------                   --------------  ------------  ----------  --------  --------  -----------  --------   -------
Primary                           555       $129,299,607     80.44%     6.145%    712     $   232,972    70.98%    12.08%
Investment                        166         28,382,837     17.66      6.392     724         170,981    70.44     16.82
Second Home                        17          3,060,237      1.90      6.121     733         180,014    73.83      0.00
                                  ---       ------------    ------      -----     ---     -----------    -----     -----
TOTAL:                            738       $160,742,682    100.00%     6.188%    715     $   217,809    70.94%    12.69%
                                  ---       ------------    ------      -----     ---     -----------    -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
MORTGAGE LOANS AGE             NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
SUMMARY                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC
-------                     --------------  ------------  ----------  --------  --------  -----------  --------   -------
3                                61         $  9,716,272     6.04%     6.771%     707     $   159,283    74.03%    31.55%
4                               278           57,192,864    35.58      6.348      711         205,730    71.99     12.92
5                                81           19,961,011    12.42      5.844      721         246,432    65.34     10.25
6                                73           18,983,311    11.81      5.874      725         260,045    68.11     17.23
7                               201           47,940,491    29.82      6.020      718         238,510    70.41      8.31
8                                14            2,183,366     1.36      6.912      694         155,955    87.71     12.06
9                                16            2,052,704     1.28      7.475      703         128,294    87.74     18.46
10                                3              626,044     0.39      6.904      633         208,681    81.68      0.00
11                                6            1,046,026     0.65      6.691      659         174,338    76.51      0.00
12                                4              794,100     0.49      6.894      700         198,525    87.62      0.00
18                                1              246,491     0.15      7.125      732         246,491    90.00      0.00
                                ---         ------------   ------      -----      ---     -----------    -----     -----
TOTAL:                          738         $160,742,682   100.00%     6.188%     715     $   217,809    70.94%    12.69%
                                ---         ------------   ------      -----      ---     -----------    -----     -----

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                             GROUP II MORTGAGE LOANS

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                               WEIGHTED     AVERAGE        WEIGHTED
                                           PRINCIPAL     PERCENT OF      WEIGHTED  AVERAGE     PRINCIPAL       AVERAGE    PERCENT
ORIGINAL PREPAYMENT      NUMBER OF          BALANCE       MORTGAGE       AVERAGE    CREDIT      BALANCE        ORIGINAL    FULL
   PENALTY TERM        MORTGAGE LOANS     OUTSTANDING       POOL          COUPON    SCORE      OUTSTANDING        LTV      DOC
   ------------        --------------     -----------       ----          ------    -----      -----------     --------   ------
None                        585           $129,975,594      80.86%        6.128%     715       $  222,181        69.56%     9.46%
12 Months                    15              2,384,658       1.48         7.673      674          158,977        92.40      6.58
24 Months                     1                159,614       0.10         7.125      707          159,614       100.00    100.00
36 Months                    47             10,956,940       6.82         6.322      714          233,126        71.81     25.62
60 Months                    90             17,265,875      10.74         6.335      716          191,843        77.58     28.84
                            ---           ------------     ------         -----      ---       ----------       ------    ------
TOTAL:                      738           $160,742,682     100.00%        6.188%     715       $  217,809        70.94%    12.69%
                            ---           ------------     ------         -----      ---       ----------       ------    ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 48 months.

CREDIT SCORES

                                           AGGREGATE                                 WEIGHTED      AVERAGE        WEIGHTED
                                           PRINCIPAL        PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE   PERCENT
                           NUMBER OF        BALANCE          MORTGAGE     AVERAGE     CREDIT       BALANCE        ORIGINAL    FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS    OUTSTANDING         POOL         COUPON      SCORE     OUTSTANDING        LTV       DOC
----------------------  --------------    -----------         ----         ------      -----     -----------        ---       ---
585 to 600                     2          $    171,101         0.11%       7.573%       593      $   85,550        75.69%     0.00%
601 to 625                     7             1,113,771         0.69        7.890        618         159,110        77.48      8.02
626 to 650                    35             7,349,318         4.57        6.789        639         209,981        79.62     11.13
651 to 675                    78            16,221,086        10.09        6.446        665         207,963        73.88     15.63
676 to 700                   173            37,305,721        23.21        6.138        688         215,640        72.44     12.63
701 to 725                   174            40,147,849        24.98        6.110        711         230,735        70.83     11.00
726 to 750                   107            24,149,694        15.02        6.061        739         225,698        69.21     10.87
751 to 775                    91            19,193,319        11.94        6.082        763         210,916        67.70     13.91
776 to 800                    61            13,526,083         8.41        6.117        786         221,739        66.23     16.22
801 to 820                    10             1,564,741         0.97        6.360        807         156,474        69.19     21.58
                             ---          ------------       ------        -----        ---      ----------        -----     -----
TOTAL:                       738          $160,742,682       100.00%       6.188%       715      $  217,809        70.94%    12.69%
                             ---          ------------       ------        -----        ---      ----------        -----     -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 585 to 820 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 715.

CREDIT GRADE

                               AGGREGATE                                     WEIGHTED       AVERAGE        WEIGHTED
                               PRINCIPAL       PERCENT OF      WEIGHTED      AVERAGE       PRINCIPAL       AVERAGE      PERCENT
                  NUMBER OF     BALANCE         MORTGAGE       AVERAGE        CREDIT        BALANCE        ORIGINAL      FULL
CREDIT GRADE   MORTGAGE LOANS OUTSTANDING         POOL         COUPON         SCORE       OUTSTANDING        LTV          DOC
------------   -------------- -----------      ----------      ------         -----       -----------      --------     -------
PA1                 301       $66,017,370        41.07%        6.074%          755        $  219,327        68.26%       13.43%
PA2                 283        63,263,208        39.36         6.149           700           223,545        71.66        10.13

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                             GROUP II MORTGAGE LOANS

PA3        154                  31,462,103      19.57       6.504         660        204,299      75.15      16.27
           ---                ------------     ------       -----         ---       --------      -----      -----
TOTAL:     738                $160,742,682     100.00%      6.188%        715       $217,809      70.94%     12.69%
                              ------------     ------       -----         ---       --------      -----      -----

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

TO MATURITY

      PERCENTAGE OF CLASS I-A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                   0% PPC                50% PPC            100% PPC            150% PPC             200% PPC
      ----                   ------                -------            --------            --------             --------
Initial Percentage             100                   100                 100                 100                  100
25-Oct-05                       95                    86                  77                  68                   59
25-Oct-06                       90                    73                  58                  44                   32
25-Oct-07                       85                    62                  43                  28                   16
25-Oct-08                       80                    51                  31                  17                    7
25-Oct-09                       74                    42                  22                  10                    3
25-Oct-10                       67                    35                  16                   6                    1
25-Oct-11                       61                    28                  11                   3                    0
25-Oct-12                       54                    22                   8                   2                    0
25-Oct-13                       47                    17                   5                   1                    0
25-Oct-14                       39                    13                   4                   1                    0
25-Oct-15                       31                     9                   2                   *                    0
25-Oct-16                       22                     6                   1                   *                    0
25-Oct-17                       13                     3                   1                   *                    0
25-Oct-18                        4                     1                   *                   *                    0
25-Oct-19                        0                     0                   0                   0                    0
25-Oct-20                        0                     0                   0                   0                    0
25-Oct-21                        0                     0                   0                   0                    0
25-Oct-22                        0                     0                   0                   0                    0
25-Oct-23                        0                     0                   0                   0                    0
25-Oct-24                        0                     0                   0                   0                    0
25-Oct-25                        0                     0                   0                   0                    0
25-Oct-26                        0                     0                   0                   0                    0
25-Oct-27                        0                     0                   0                   0                    0
25-Oct-28                        0                     0                   0                   0                    0
25-Oct-29                        0                     0                   0                   0                    0
25-Oct-30                        0                     0                   0                   0                    0
25-Oct-31                        0                     0                   0                   0                    0
25-Oct-32                        0                     0                   0                   0                    0
25-Oct-33                        0                     0                   0                   0                    0
25-Oct-34                        0                     0                   0                   0                    0

WAL                           8.16                  5.03                3.30                2.30                 1.68

* = less than 0.5%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

TO MATURITY

      PERCENTAGE OF CLASS II-A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                          0% PPC               50% PPC             100% PPC            150% PPC              200% PPC
      ----                          ------               -------             --------            --------              --------
Initial Percentage                    100                  100                 100                 100                   100
25-Oct-05                             100                  100                 100                 100                   100
25-Oct-06                             100                  100                 100                 100                   100
25-Oct-07                             100                  100                 100                 100                   100
25-Oct-08                             100                  100                 100                 100                    89
25-Oct-09                             100                  100                 100                 100                    34
25-Oct-10                              98                   95                  91                  76                     8
25-Oct-11                              97                   89                  81                  45                     0
25-Oct-12                              95                   82                  69                  27                     0
25-Oct-13                              93                   74                  56                  17                     0
25-Oct-14                              91                   65                  43                  12                     0
25-Oct-15                              88                   57                  34                   8                     0
25-Oct-16                              85                   49                  26                   5                     0
25-Oct-17                              83                   43                  20                   4                     0
25-Oct-18                              80                   37                  16                   3                     0
25-Oct-19                              76                   32                  12                   2                     0
25-Oct-20                              73                   28                   9                   1                     0
25-Oct-21                              69                   24                   7                   1                     0
25-Oct-22                              65                   20                   5                   *                     0
25-Oct-23                              61                   17                   4                   *                     0
25-Oct-24                              57                   14                   3                   *                     0
25-Oct-25                              52                   12                   2                   *                     0
25-Oct-26                              47                   10                   2                   *                     0
25-Oct-27                              42                    8                   1                   *                     0
25-Oct-28                              37                    6                   1                   *                     0
25-Oct-29                              31                    5                   1                   *                     0
25-Oct-30                              24                    3                   *                   *                     0
25-Oct-31                              18                    2                   *                   *                     0
25-Oct-32                              10                    1                   *                   *                     0
25-Oct-33                               3                    *                   *                   *                     0
25-Oct-34                               0                    0                   0                   0                     0

WAL                                  0.28                13.25               10.35                7.57                  4.83

* = less than 0.5%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

TO MATURITY

      PERCENTAGE OF CLASS II-A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                                   0% PPC                 50% PPC          100% PPC          150% PPC          200% PPC
      ----                                   ------                 -------          --------          --------          --------
Initial Percentage                             100                     100              100               100               100
25-Oct-05                                       99                      88               77                66                55
25-Oct-06                                       97                      76               56                39                24
25-Oct-07                                       96                      65               40                21                 6
25-Oct-08                                       94                      55               27                 8                 0
25-Oct-09                                       93                      47               17                 0                 0
25-Oct-10                                       91                      40               11                 0                 0
25-Oct-11                                       89                      34                6                 0                 0
25-Oct-12                                       88                      29                3                 0                 0
25-Oct-13                                       86                      25                1                 0                 0
25-Oct-14                                       83                      21                0                 0                 0
25-Oct-15                                       81                      18                0                 0                 0
25-Oct-16                                       78                      15                0                 0                 0
25-Oct-17                                       76                      13                0                 0                 0
25-Oct-18                                       73                      11                0                 0                 0
25-Oct-19                                       70                       9                0                 0                 0
25-Oct-20                                       66                       7                0                 0                 0
25-Oct-21                                       63                       5                0                 0                 0
25-Oct-22                                       59                       4                0                 0                 0
25-Oct-23                                       55                       3                0                 0                 0
25-Oct-24                                       51                       2                0                 0                 0
25-Oct-25                                       47                       1                0                 0                 0
25-Oct-26                                       42                       0                0                 0                 0
25-Oct-27                                       37                       0                0                 0                 0
25-Oct-28                                       31                       0                0                 0                 0
25-Oct-29                                       26                       0                0                 0                 0
25-Oct-30                                       20                       0                0                 0                 0
25-Oct-31                                       13                       0                0                 0                 0
25-Oct-32                                        6                       0                0                 0                 0
25-Oct-33                                        0                       0                0                 0                 0
25-Oct-34                                        0                       0                0                 0                 0

WAL                                          18.64                    6.20             2.90              1.84              1.34

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

TO MATURITY

                    PERCENTAGE OF CLASS II-A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
      DATE                           0% PPC             50% PPC        100% PPC       150% PPC      200% PPC
      ----                           ------             -------        --------       --------      --------
Initial Percentage                    100                 100            100            100            100
25-Oct-05                             100                 100            100            100            100
25-Oct-06                             100                 100            100            100            100
25-Oct-07                             100                 100            100            100            100
25-Oct-08                             100                 100            100            100              0
25-Oct-09                             100                 100            100             73              0
25-Oct-10                             100                 100            100              0              0
25-Oct-11                             100                 100            100              0              0
25-Oct-12                             100                 100            100              0              0
25-Oct-13                             100                 100            100              0              0
25-Oct-14                             100                 100             99              0              0
25-Oct-15                             100                 100             77              0              0
25-Oct-16                             100                 100             60              0              0
25-Oct-17                             100                 100             46              0              0
25-Oct-18                             100                 100             36              0              0
25-Oct-19                             100                 100             27              0              0
25-Oct-20                             100                 100             21              0              0
25-Oct-21                             100                 100             16              0              0
25-Oct-22                             100                 100             12              0              0
25-Oct-23                             100                 100              9              0              0
25-Oct-24                             100                 100              7              0              0
25-Oct-25                             100                 100              5              0              0
25-Oct-26                             100                  97              4              0              0
25-Oct-27                             100                  78              3              0              0
25-Oct-28                             100                  61              2              0              0
25-Oct-29                             100                  46              1              0              0
25-Oct-30                             100                  33              1              0              0
25-Oct-31                             100                  21              *              0              0
25-Oct-32                             100                  11              *              0              0
25-Oct-33                              70                   3              *              0              0
25-Oct-34                               0                   0              0              0              0

WAL                                 29.16               25.02          13.76           5.24           3.68

  * = less than 0.5%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

TO MATURITY

         PERCENTAGE OF CLASS I-PO CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
       DATE               0% PPC       50% PPC     100% PPC     150% PPC     200% PPC
       ----               ------       -------     --------     --------     --------
Initial Percentage          100          100          100          100          100
25-Oct-05                    95           86           77           69           60
25-Oct-06                    90           73           59           45           34
25-Oct-07                    84           62           44           30           19
25-Oct-08                    78           52           33           19           11
25-Oct-09                    72           43           24           13            6
25-Oct-10                    66           35           18            8            3
25-Oct-11                    59           29           13            5            2
25-Oct-12                    52           23            9            3            1
25-Oct-13                    45           17            6            2            *
25-Oct-14                    37           13            4            1            *
25-Oct-15                    29            9            3            1            *
25-Oct-16                    20            6            1            *            *
25-Oct-17                    11            3            1            *            *
25-Oct-18                     2            *            *            *            *
25-Oct-19                     0            0            0            0            0
25-Oct-20                     0            0            0            0            0
25-Oct-21                     0            0            0            0            0
25-Oct-22                     0            0            0            0            0
25-Oct-23                     0            0            0            0            0
25-Oct-24                     0            0            0            0            0
25-Oct-25                     0            0            0            0            0
25-Oct-26                     0            0            0            0            0
25-Oct-27                     0            0            0            0            0
25-Oct-28                     0            0            0            0            0
25-Oct-29                     0            0            0            0            0
25-Oct-30                     0            0            0            0            0
25-Oct-31                     0            0            0            0            0
25-Oct-32                     0            0            0            0            0
25-Oct-33                     0            0            0            0            0
25-Oct-34                     0            0            0            0            0

WAL                        7.93         5.04         3.43         2.47         1.87

* = less than 0.5%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

TO MATURITY

          PERCENTAGE OF CLASS II-PO CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
       DATE               0% PPC       50% PPC     100% PPC     150% PPC      200% PPC
       ----               ------       -------     --------     --------      --------
Initial Percentage          100          100          100          100          100
25-Oct-05                    99           90           81           72           63
25-Oct-06                    97           80           64           50           37
25-Oct-07                    96           71           50           34           22
25-Oct-08                    95           63           40           24           13
25-Oct-09                    93           55           31           16            8
25-Oct-10                    91           49           24           11            5
25-Oct-11                    90           43           19            8            3
25-Oct-12                    88           38           15            5            2
25-Oct-13                    86           34           12            4            1
25-Oct-14                    84           29            9            2            1
25-Oct-15                    81           26            7            2            *
25-Oct-16                    78           22            6            1            *
25-Oct-17                    76           19            4            1            *
25-Oct-18                    73           17            3            1            *
25-Oct-19                    69           14            2            *            *
25-Oct-20                    66           12            2            *            *
25-Oct-21                    63           11            1            *            *
25-Oct-22                    59            9            1            *            *
25-Oct-23                    55            7            1            *            *
25-Oct-24                    51            6            1            *            *
25-Oct-25                    46            5            *            *            *
25-Oct-26                    42            4            *            *            *
25-Oct-27                    37            3            *            *            *
25-Oct-28                    32            3            *            *            *
25-Oct-29                    26            2            *            *            0
25-Oct-30                    21            1            *            *            0
25-Oct-31                    14            1            *            *            0
25-Oct-32                     8            *            *            *            0
25-Oct-33                     1            *            *            0            0
25-Oct-34                     0            0            0            0            0

WAL                       18.70         7.69         4.27         2.82         2.04

* = less than 0.5%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

TO MATURITY

           PERCENTAGE OF CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
       DATE                    0% PPC            50% PPC          100% PPC          150% PPC          200% PPC
       ----                    ------            -------          --------          --------          --------
Initial Percentage               100               100               100               100               100
25-Oct-05                         98                98                98                98                98
25-Oct-06                         96                96                96                96                96
25-Oct-07                         94                94                94                94                94
25-Oct-08                         92                92                92                92                92
25-Oct-09                         90                90                90                90                90
25-Oct-10                         88                85                82                79                76
25-Oct-11                         85                79                73                67                53
25-Oct-12                         83                72                62                52                31
25-Oct-13                         80                64                50                38                18
25-Oct-14                         77                56                39                26                10
25-Oct-15                         74                48                30                17                 6
25-Oct-16                         70                41                23                11                 3
25-Oct-17                         66                35                17                 8                 2
25-Oct-18                         62                30                13                 5                 1
25-Oct-19                         59                25                10                 3                 1
25-Oct-20                         57                22                 7                 2                 *
25-Oct-21                         54                19                 6                 1                 *
25-Oct-22                         51                16                 4                 1                 *
25-Oct-23                         48                13                 3                 1                 *
25-Oct-24                         44                11                 2                 *                 *
25-Oct-25                         41                 9                 2                 *                 *
25-Oct-26                         37                 7                 1                 *                 *
25-Oct-27                         33                 6                 1                 *                 *
25-Oct-28                         28                 5                 1                 *                 *
25-Oct-29                         24                 4                 *                 *                 *
25-Oct-30                         19                 3                 *                 *                 *
25-Oct-31                         14                 2                 *                 *                 *
25-Oct-32                          8                 1                 *                 *                 *
25-Oct-33                          2                 *                 *                 *                 *
25-Oct-34                          0                 0                 0                 0                 0

WAL                            17.28             11.76              9.50              8.36              7.25

* = less than 0.5%

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                              YIELD TABLE (TO CALL)

                                          0% PPC             50% PPC             100% PPC            150% PPC           200% PPC
                                          TO CALL            TO CALL             TO CALL             TO CALL            TO CALL
                                          -------            -------             -------             -------            -------
                                           YIELD              YIELD               YIELD               YIELD              YIELD
                                           -----              -----               -----               -----              -----
I-A-1
                           100.82609        4.87               4.77                4.64                4.48               4.29
                   MODIFIED DURATION        6.31               4.12                2.80                2.01               1.53
                                 WAL        8.16               5.03                3.22                2.22               1.65
                    PRINCIPAL WINDOW   Nov04 - Apr19      Nov04 - Apr19       Nov04 - Mar14       Nov04 - Jan11      Nov04 - Apr09

II-A-1
                           100.18479        5.52               5.50                5.48                5.45               5.42
                   MODIFIED DURATION       11.52               8.40                6.55                5.06               3.79
                                 WAL       20.16              12.01                8.42                6.10               4.36
                    PRINCIPAL WINDOW   Nov09 - Jun32      Nov09 - Mar21       Nov09 - Mar14       Nov09 - Jan11      Sep08 - Apr09

II-A-2
                           101.52230        5.39               5.16                4.82                4.45               4.07
                   MODIFIED DURATION       10.84               4.67                2.55                1.70               1.26
                                 WAL       18.58               6.04                2.90                1.84               1.34
                    PRINCIPAL WINDOW   Nov04 - Jun32      Nov04 - Mar21       Nov04 - Mar14       Nov04 - Sep09      Nov04 - Apr08

II-A-3
                             97.5601        5.72               5.76                5.86                6.04               6.21
                   MODIFIED DURATION       13.73              10.47                7.13                4.42               3.23
                                 WAL       27.66              16.41                9.41                5.24               3.68
                    PRINCIPAL WINDOW   Jun32 - Jun32      Mar21 - Mar21       Mar14 - Mar14       Sep09 - Jun10      Apr08 - Sep08

B-1
                            99.46098        5.53               5.52                5.52                5.52               5.53
                   MODIFIED DURATION       10.14               7.67                6.15                4.83               3.74
                                 WAL       17.19              10.78                7.85                5.81               4.31
                    PRINCIPAL WINDOW   Nov04 - Jun32      Nov04 - Mar21       Nov04 - Mar14       Nov04 - Jan11      Nov04 - Apr09

B-2
                            98.08457        5.67               5.70                5.74                5.81               5.90
                   MODIFIED DURATION       10.06               7.62                6.12                4.82               3.73
                                 WAL       17.19              10.78                7.85                5.81               4.31
                    PRINCIPAL WINDOW   Nov04 - Jun32      Nov04 - Mar21       Nov04 - Mar14       Nov04 - Jan11      Nov04 - Apr09

B-3
                            94.43663        6.05               6.20                6.36                6.60               6.92
                   MODIFIED DURATION        9.83               7.50                6.05                4.77               3.69
                                 WAL       17.19              10.78                7.85                5.81               4.31
                    PRINCIPAL WINDOW   Nov04 - Jun32      Nov04 - Mar21       Nov04 - Mar14       Nov04 - Jan11      Nov04 - Apr09

I-PO
                            89.22407        1.46               2.35                3.58                5.14               6.92
                   MODIFIED DURATION        7.64               4.67                3.04                2.11               1.56
                                 WAL        7.93               5.04                3.33                2.33               1.74
                    PRINCIPAL WINDOW   Nov04 - Dec18      Nov04 - Dec18       Nov04 - Mar14       Nov04 - Jan11      Nov04 - Apr09

I-IO
                             1.32484       30.76              19.71                7.34               (8.09)            (26.50)
                   MODIFIED DURATION        2.30               2.39                2.38                2.24               2.11
                      PAYMENT WINDOW   Nov04 - Apr19      Nov04 - Apr19       Nov04 - Mar14       Nov04 - Jan11      Nov04 - Apr09

II-PO
                            85.40710        0.86               2.32                4.33                6.60               9.14
                   MODIFIED DURATION       18.03               6.44                3.43                2.24               1.61
                                 WAL       18.62               7.14                3.87                2.55               1.85
                    PRINCIPAL WINDOW   Nov04 - Jun32      Nov04 - Mar21       Nov04 - Mar14       Nov04 - Jan11      Nov04 - Apr09

II-IO
                             1.65567       33.31              21.83                8.34               (8.20)            (27.63)
                   MODIFIED DURATION        2.65               2.71                2.58                2.38               2.23
                      PAYMENT WINDOW   Nov04 - Jun32      Nov04 - Mar21       Nov04 - Mar14       Nov04 - Jan11      Nov04 - Apr09

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                           YIELD TABLE (TO MATURITY)

                                          0% PPC              50% PPC              100% PPC            150% PPC         200% PPC
                                        TO MATURITY         TO MATURITY          TO MATURITY          TO MATURITY      TO MATURITY
                                        -----------         -----------          -----------          -----------      -----------
                                           YIELD               YIELD                YIELD                YIELD            YIELD
                                           -----               -----                -----                -----            -----
I-A-1
                           100.82609        4.87                4.77                 4.65                4.49             4.31
                   MODIFIED DURATION        6.31                4.12                 2.85                2.07             1.56
                                 WAL        8.16                5.03                 3.30                2.30             1.68
                    PRINCIPAL WINDOW   Nov04 - Apr19       Nov04 - Apr19        Nov04 - Apr19        Nov04 - Apr19    Nov04 - May11

II-A-1
                           100.18479        5.52                5.50                 5.49                5.47             5.43
                   MODIFIED DURATION       11.55                8.81                 7.50                5.96             4.13
                                 WAL       20.28               13.25                10.35                7.57             4.83
                    PRINCIPAL WINDOW   Nov09 - Jun34       Nov09 - Jun34        Nov09 - Jun34        Nov09 - Jun34    Sep08 - May11

II-A-2
                           103.10160        5.39                5.16                 4.82                4.45             4.07
                   MODIFIED DURATION       10.85                4.73                 2.55                1.70             1.26
                                 WAL       18.64                6.20                 2.90                1.84             1.34
                    PRINCIPAL WINDOW   Nov04 - Sep33       Nov04 - Sep26        Nov04 - Oct14        Nov04 - Sep09    Nov04 - Apr08

II-A-3
                             97.5601        5.71                5.72                 5.79                6.04             6.21
                   MODIFIED DURATION       14.02               13.11                 9.21                4.42             3.23
                                 WAL       29.16               25.02                13.76                5.24             3.68
                    PRINCIPAL WINDOW   Sep33 - Jun34       Sep26 - Jun34        Oct14 - Jun34        Sep09 - Jun10    Apr08 - Sep08

B-1
                            99.46098        5.53                5.52                 5.52                5.52             5.52
                   MODIFIED DURATION       10.16                7.99                 6.96                6.37             5.74
                                 WAL       17.28               11.76                 9.50                8.36             7.25
                    PRINCIPAL WINDOW   Nov04 - Jun34       Nov04 - Jun34        Nov04 - Jun34        Nov04 - Jun34    Nov04 - May34

B-2
                            98.08457        5.67                5.70                 5.72                5.74             5.76
                   MODIFIED DURATION       10.08                7.93                 6.92                6.34             5.71
                                 WAL       17.28               11.76                 9.50                8.36             7.25
                    PRINCIPAL WINDOW   Nov04 - Jun34       Nov04 - Jun34        Nov04 - Jun34        Nov04 - Jun34    Nov04 - May34

B-3
                            94.43663        6.04                6.18                 6.27                6.34             6.43
                   MODIFIED DURATION        9.85                7.78                 6.81                6.25             5.64
                                 WAL       17.28               11.76                 9.50                8.36             7.25
                    PRINCIPAL WINDOW   Nov04 - Jun34       Nov04 - Jun34        Nov04 - Jun34        Nov04 - Jun34    Nov04 - May34

I-PO
                            89.22407        1.46                2.35                 3.50                4.89             6.51
                   MODIFIED DURATION        7.64                4.67                 3.10                2.20             1.64
                                 WAL        7.93                5.04                 3.43                2.47             1.87
                    PRINCIPAL WINDOW   Nov04 - Dec18       Nov04 - Dec18        Nov04 - Dec18        Nov04 - Dec18    Nov04 - Dec18

I-IO
                             1.32484       30.76               19.71                 8.03               (4.38)          (17.71)
                   MODIFIED DURATION        2.30                2.39                 2.48                2.58             2.70
                      PAYMENT WINDOW   Nov04 - Apr19       Nov04 - Apr19        Nov04 - Apr19        Nov04 - Apr19    Nov04 - Apr19

II-PO
                            85.40710        0.86                2.19                 4.00                6.10             8.46
                   MODIFIED DURATION       18.11                6.77                 3.64                2.38             1.71
                                 WAL       18.70                7.69                 4.27                2.82             2.04
                    PRINCIPAL WINDOW   Nov04 - May34       Nov04 - May34        Nov04 - May34        Nov04 - May34    Nov04 - May34

II-IO
                             1.65567       33.31               21.95                 9.95               (2.82)          (16.52)
                   MODIFIED DURATION        2.65                2.74                 2.85                2.97             3.11
                      PAYMENT WINDOW   Nov04 - Jun34       Nov04 - Jun34        Nov04 - Jun34        Nov04 - May34    Nov04 - Apr34

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                   SURF 2004-AA1

                                       42